Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

633 Lowther Road Lewisberry, PA 17339 717-938-9323 | 717-938-9364 Fax	Purchase Order 005718-00 Vendor 000913

To :	Ship to :
MIKRON ASSEMBLY TECHNOLOGY	UNILIFE MEDICAL SOLUTIONS, INC.
562 Sable Boulevard	633 Lowther Road
AURORA CO 80011	Lewisberry PA 17339
United States
Phone (303)364-5222    Fax (303)364-5224

PO Date	Ship Via	FOB	Planner	Confirming to	Terms
11/12/2009	Best Way	YOUR PLANT	AFG	CHUCK MRAZ	SEE BELOW

Item	Facility / Part / Rev / Description / Details		Vendor Quantity	Promised Delivery	Vendor Unit Cost	Extended Cost
1	IBS Part No. — PAYMENT 1 Rev NS 25% with order	U/M EA
		Order Quantity	1.00000	11/16/2009	[***]	[***]

	Purchasing Category : CAPITOL PURCHASES

	The invoice trigger for this line item is the Unilife purchase order. The payment terms for this line are net 30 days upon receipt of invoice.

2	IBS Part No. — PAYMENT 2 Rev NS 25% at Preliminary Design Review	U/M EA
		Order Quantity	1.00000	01/04/2010	[***]	[***]

	Purchasing Category : CAPITOL PURCHASES

	The invoice trigger for this line item is meeting minutes posted from the Preliminary Design Review Meeting. The payment terms for this line are net 30 days upon receipt of invoice.

3	IBS Part No. — PAYMENT 3 Rev NS 20% at Final Design Review	U/M EA
		Order Quantity:	1.00000	02/01/2010	[***]	[***]

	Purchasing Category : CAPITOL PURCHASES

	The Invoice trigger for this line item is meeting minutes posted from the Final Design Review Meeting. The payment terms for this line are net 30 days upon receipt of Invoice.

VENDOR COPY	Page # 1
Authorized Signature

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

633 Lowther Road Lewisberry, PA 17339 717-938-9323 | 717-938-9364 Fax	Purchase Order 005718-00 Vendor 000913

To :	Ship to :
MIKRON ASSEMBLY TECHNOLOGY	UNILIFE MEDICAL SOLUTIONS, INC.
562 Sable Boulevard	633 Lowther Road
AURORA CO 80011	Lewisberry PA 17339
United States
Phone (303)364-5222    Fax (303)364-5224

PO Date	Ship Via	FOB	Planner	Confirming to	Terms
11/12/2009	Best Way	OUR PLANT	AFG	CHUCK MRAZ	SEE BELOW

Item	Facility / Part / Rev / Description / Details		Vendor Quantity	Promised Delivery	Vendor Unit Cost	Extended Cost
4	IBS Part No. — PAYMENT 4 Rev NS 15% at FAT	U/M EA
		Order Quantity	1.00000	08/02/2010	[***]	[***]

Purchasing Category : CAPITOL PURCHASES

The invoice trigger for this line item is the successful completion of the FAT at Mikron’s Denver location and the delivery of the FAT Report. This report will also trigger Unilife’s approval to ship. The payment terms for this line are net 30 days upon receipt of invoice.

5	IBS Part No. — PAYMENT 5 Rev NS 15% of SAT	U/M EA
		Order Quantity	1.00000	10/01/2010	[***]	[***]

Purchasing Category : CAPITOL PURCHASES

The invoice trigger for this line item is successful completion of the SAT at Unilife’s manufacturing facility and the delivery of the SAT Report. The payment terms for this line are net 30 days upon receipt of invoice.

	The terms and conditions that have been mutually agreed to on 11 NOV 2009 between Mikron and Unlllfe apply to this order and are attached for reference. This order, with its mutually agreed upon terms and conditions, supersedes any prior or conflicting agreements, as well as any terms and conditions specified in Sellers invoicing.				Total Items Price Sales Tax Fixed Cost	[***] [***] [***]

	This order is based on Mikron Proposal D0409032, which was tendered in response to Unilife request for proposal to URS E001-01. Mikron Proposal D0409032 is an integral part of this order.				Total PO Price	[***]

This purchase order is for a system to automatically assemble Unilife’s RTFS Barrel Subassembly. The system is a pilot production line lo show the scalability of the product process for a future, high production line. Details of what the system entails, the requirements of the system and its necessary performance are defined in Mikron Proposal D0409032. The primary components being purchased are:

Pilot Line Cost [***]*
Optional Component Costs:
Validation Documentation Assistance (Level 2) [***]
Utilization of a redeployed G05 assembly cells (2) [***]

Total [***]

VENDOR COPY	Page # 2
Authorized Signature

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

633 Lowther Road Lewisberry, PA 17339 717-938-9323 | 717-938-9364 Fax	Purchase Order 005718-00 Vendor 000913
Purchase Order Status: OPEN

To :	Ship to :
MIKRON ASSEMBLY TECHNOLOGY	UNILIFE MEDICAL SOLUTIONS, INC.
562 Sable Boulevard	633 Lowther Road
AURORA CO 80011	Lewisberry PA 17339
United States
Phone (303)364-5222    Fax (303)364-5224

PO Date	Ship Via	FOB	Planner	Confirming to	Terms
11/12/2009	Best Way	OUR PLANT	AFG	CHUCK MRAZ	SEE BELOW

Item	Facility / Part / Rev / Description / Details	Vendor Quantity	Promised Delivery	Vendor Unit Cost	Extended Cost
*Note: This price includes [***].

Invoices will be sent to Gary Reynolds and Tim Spang by e-mail.

The project start date is 16 NOV 2009.

VENDOR COPY	Page # 3
Authorized Signature

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
TERMS AND CONDITIONS
1.0	OFFER AND ACCEPTANCE. This Order is an offer to purchase and is limited to the terms and conditions contained herein. Acceptance of this Purchase Order is expressly and exclusively made conditional on Seller’s assent to these terms and conditions. Any different or additional terms and conditions that may appear in Seller’s acknowledgement or acceptance shall have no effect. Unilife expressly objects to and rejects all inconsistent or additional terms and conditions and limitations contained on any of Seller’s forms or other writings. Seller may accept this order only by executing and returning to Unilife the acknowledgment copy hereof.

If Seller shall, instead of accepting this Order, ship any goods in response to this order, Unilife may at its sole election, either reject the tendered goods or treat such action as constituting acceptance and assent to the terms and conditions hereof. This order is based on Unilife RFQ and Seller’s fixed price, response which is incorporated herein by reference. If changes (Price or Delivery) are required to this order due to Unilife’s modifying the equipment requirement(s) Seller must provide a change request to Unilife’s Project Manager. Until Seller receives a modified User Requirements Specifications document and Change Order, equipment changes are not authorized by Unilife.

2.0	SHIPMENT. The shipment will be made to Unilife, DDP Lewisberry, Pennsylvania. The Seller is responsible for selecting the carrier and insuring that this earlier is a cost efficient proper shipment method. Unilife will pay the cost of Freight and Insurance upon receipt of a copy of the shippers invoice to the Seller. Unless requested by Unilife in writing priority shipment methods will not be utilized. Unless otherwise agreed to in writing by Unilife, prices on the face hereof include all charges for packing, and crating, and Seller is obligated to suitably pack, mark and ship all goods to prevent damage and to conform to requirements of common carriers. Unless Seller can repair the damage at Unilife’s facilities within a reasonable period of time and to Unilife’s reasonable satisfaction, Unilife shall have the right to return all freight damaged merchandise, freight collect, to Seller and receive full credit if the unit cannot be repaired in a reasonable time, unless said damage has been caused by the negligence of Unilife.

3.0	DELIVERY. Time is of the essence: Unilife selected Seller in part based on the delivery data in its response to the Unilife URS number E001-01 and the Seller response Proposal D0409032 which are an integral part of this Order. Deliveries that are not made on the date or dates specified will be subject to Section 14. (Liquidated Damages). Unilife will perform a Design Qualification (DQ) at Seller’s site validating that the equipment performs to their Proposal output specifications. Successful completion of this test authorizes Seller to ship product but does not acknowledge that Unilife will receive a system from Seller that meets the order requirements. The Seller will electronically (E-Mail or Fax) send a notice of shipment within five (5) working days of the date the equipment is shipped to Unilife. This notification may be an invoice but needs to include the appropriate shipment tracking information.

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
4.0	INSPECTION AND QUALITY CONTROL. Notwithstanding payment, passage of title, prior inspection or test, all items are subject to final inspection and acceptance or rejection at Unilife’s plant. Seller shall use an inspection system approved by Unilife in writing that is reviewed during the Design review at the Seller. Additionally, Unilife will at the design review provide the Seller with a high level overview of the DQ that will need to be completed. All inspection records relating to items covered by this order shall be available to Unilife during the performance of this order and shall be retained by Seller for three (3) years after final payment by Unilife. All items covered by this order may be inspected and tested by Unilife, its customers, designated affiliates, and the local, state and Federal government at all reasonable times and places during the period of Seller’s performance under this order. Seller shall provide, without additional charge, all reasonable facilities and assistance for such inspections and tests. The conditions of warranty, paragraph 6, are in addition to the conditions of this paragraph.

Design Qualification (DQ) testing will occur at Seller’s site as noted above. Successful DQ testing means that the product has passed short turn run-off requirements and Unilife authorizes Seller to ship the product. Production Qualification (PQ) testing will occur at the destination point after the equipment has been received and set-up by Seller. This set up process will occur within 10 business day of the date the equipment is received by Unilife. PQ testing will take a minimum of thirty (30) and a maximum of forty-five (45) days. Unilife will authorize final payment upon successful SAT as defined in Seller’s proposal.

5.0	INTELLECTUAL PROPERTY. Intellectual Property means any know-how, trade secrets, inventions (patented or unpatented), improvements, patent applications, designs, data, copyrights, trademarks, technology and information or advice, oral or in writing, and includes any material or products made to Unilife’s RFQ requirements hereunder. In the event Intellectual Property is created or developed pursuant to this Order, Seller agrees that all Intellectual Property arising out of Unilife’s Confidential Information or otherwise in connection with this Order, shall be the sole and exclusive property of Unilife. To the extent necessary, Seller shall assign all of its rights, title and interest in all Intellectual Property, including copyrights, created pursuant to this Order. Seller specifically authorizes Unilife to take all necessary action to evidence the transfer of such ownership rights from Seller to Unilife.

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
6.0	WARRANTIES AND LIABILITIES. Whether or not Seller is a merchant of goods, Seller warrants that all equipment provided by it: (i) shall be of good quality and workmanship and free from defects, latent or patent; (ii) shall strictly conform to all specifications, drawings and descriptions furnished, specified or adopted by Unilife; (iii) if, of Seller’s design, shall be free from design defects; (iv) shall be suitable and sufficient for their intended purposes; and (v) shall be free of any claim of any third party. NONE OF THE REMEDIES AVAILABLE TO Unilife FOR THE BREACH OF ANY OF THE FOREGOING WARRANTIES MAY BE LIMITED EXCEPT TO THE EXTENT AND IN THE MANNER AGREED UPON BY Unilife IN SEPARATE AGREEMENT SPECIFICALLY DESIGNATING SUCH LIMITATION AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF Unilife. NO LIMITATION ON LIABILITY OR ON DAMAGES FOR BREACH OF WARRANTY, BREACH OF CONTRACT, TORT OR OTHER LIABILITY SHALL APPLY, EXCEPT TO THE EXTENT AND IN THE MANNER AGREED UPON BY Unilife IN A SEPARATE AGREEMENT SPECIFICALLY DESIGNATING SUCH LIMITATION AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF Unilife. Except as specifically provided herein, Unilife limits liability of the Seller to $3,000,000.

Unilife’s inspection and/or acceptance of and/or payment of goods shall not constitute a waiver by it of any warranties. Unilife’s approval of any sample or acceptance of any goods shall not relieve Seller from responsibility to deliver equipment conforming to specifications, drawings and descriptions.

The warranty shall not apply to claims resulting from a failure of Unilife to operate the delivered goods in accordance with the written operation instructions provided by Seller, defective modifications or repairs undertaken by Unilife (unless same had been authorized by Seller), failure to use original Seller’s replacement parts (or parts approved by Seller) during the warranty period, or to the extent that Unilife does not give Seller an opportunity to remedy the defect itself. In addition, Unilife shall use its reasonable commercial efforts to prevent the damage from becoming more extensive once it is aware of the defect.

The warranty and liability do not extend to damage which has demonstrably been caused by reasonable and natural wear and tear, Unilife’s defective maintenance, Unilife’s failure to comply with Seller’s written operating or safety instructions, building or assembly work which was not performed by Seller, its vendors or its subcontractors.
6.1	Purchase Money Security Interest
6.1.1	Grant of Security Interest
6.1.1.1	Subject to the foregoing, Unilife hereby grants to Seller a security interest in and to the Equipment, and any and all additions, accessions and substitutions thereto or therefore (hereinafter called the “Collateral”) to secure Unilife’s payment for the Equipment (the “Obligations”). Unilife agrees to execute such documentation as may be reasonably required by Seller to further evidence and perfect such security interest, including without limitation financing statements. Unilife agrees that Seller can make whatever filings it reasonably deems necessary to perfect such security interest without Unilife’s signature, where allowed by applicable law. Upon payment in full, Unilife is hereby authorized, on Seller’s behalf, to execute and file such termination statements as it shall reasonably deem necessary to release such security interests.

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
6.1.1.2	Except for the security interest granted herein, Seller shall deliver to Unilife Collateral free from any adverse lien, security interest or encumbrances, and, until payment in full of the purchase price, that Unilife will defend the Collateral against all claims and demands of all persons at anytime claiming the same or any interest therein. The Collateral will be kept at Unilife’s address stated in this Agreement. Upon payment for the Equipment, Seller shall deliver a bill of sale to same as shall be acceptable to Unilife.

6.1.1.3	Until such time as there shall occur a payment default, Unilife may have possession of the Collateral and use it in any lawful manner, and upon such default Seller shall have the immediate right to declare all Obligations secured hereby immediately due and payable and shall have the remedies of a secured party under Article 9 of the Pennsylvania Uniform Commercial Code. Seller may require Unilife to assemble the Collateral and deliver or make it available to Seller at a place to be designated by Seller which is reasonably convenient to both parties. Expenses of retaking, holding, preparing for sale, selling or the like shall include Seller’s reasonable attorney’s fees and legal expenses, and shall be the responsibility of Unilife.
6.1.2	Intellectual Property
6.1.2.1	The Equipment provided herein contains and requires intellectual property (including the intellectual property of third parties) in order to operate, such as software, formulas, processes and know how (i.e., “Intellectual Property”). By selling Unilife the Equipment, Seller is not transferring legal or equitable title to any part of the Intellectual Property. However, Seller hereby grants to Unilife a non-exclusive, perpetual worldwide, royalty-free license to use the Intellectual Property so long as and only in connection with the use of the Equipment by Unilife and its successors and assigns, and only if Unilife is not in default in its Obligations to Seller (the “Mikron License”). The Mikron License is strictly limited to use with the Equipment and may not be utilized independently of the Equipment.

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
7.0	INDEMNIFICATION. Unilife shall indemnify, defend, and hold Seller harmless from and against all losses, costs, and expenses, including court costs and reasonable attorneys’ fees, for any claims, suits, judgments, demands, actions, or liabilities arising out of Unilife’s breach of any provision of the proposal or these Terms and Conditions of Sale by Unilife. Notwithstanding the foregoing, Unilife shall not be liable for damages in excess of the purchase price.

8.0	PATENT WARRANTY. Seller warrants that (i) neither the equipment furnished hereunder nor the sale or use thereof will infringe any United States or Foreign Letters Patent, trademark, copyright, or other proprietary or similar rights; (ii) Seller will, at its own expense, defend any suit that may arise with respect to any aforementioned infringement or allegation thereof; and (iii) Seller will indemnify and hold Unilife and/or its customers harmless from such loss and expense incurred on account of any alleged or actual infringement which indemnification shall not be subject to any of the monetary limitations set forth herein. Unilife shall promptly notify Seller of any such infringement claim made against it. The warranty provided here shall not apply to equipment to the extent such equipment comply with specifications furnished by Unilife.

In the event that the use of said equipment is enjoined, Unilife at its election may require Seller, at Seller’s sole cost and expense, to: (i) procure for Unilife, within thirty (30) days, the right to continue using said equipment or part; (ii) modify same so it becomes non-infringing; (iii) replace it with non-infringing equipment or part; or (iv) take back the equipment and refund Unilife’s purchase price.

9.0	INDEMNITY AND INSURANCE. Seller shall indemnify and hold Unilife and its officers and directors harmless, and at Seller’s expense, defend Unilife from all liability, loss and expense, or claims therefore, arising out of death or injury to any person or damage to any property, or any other damage or loss, by whomsoever suffered, resulting in whole or in part from any alleged or actual defect, whether latent or patent, in equipment sold to Unilife hereunder including without limitation actual or alleged improper construction or design or failure to comply with specifications, or from the actual or alleged violation by such goods (or their manufacture, possession, use or sale) of any Federal, state or local rule, regulation or governmental order, or from the failure of such equipment to comply with any express or implied warranty of Seller or with any of the provisions which govern Seller’s performance under this purchase agreement provided that this indemnity shall be null and void to the extent such liability, loss or expense, or claim(s) therefore, results solely from the negligence of Unilife. Except as specifically provided herein, Unilife limits liability of the Seller to Three Million Dollars ($3,000,000.00). Seller will obtain and maintain in force, at no expense to Unilife, product liability and completed operations insurance with a Vendor’s Endorsement, if appropriate, naming Unilife as an additional insured on the policy. Seller shall maintain products liability insurance coverage for a period from the date of this Order through the warranty period set forth in the Proposal (“Insurance Period”) in a minimum amount of one million ($1,000,000 USD) per occurrence and three million dollars ($3,000,000 USD) aggregate, with contractual liability endorsement, exclusive of defense costs. Seller shall supply Unilife a certificate of insurance evidencing such insurance upon request as part of the execution of this agreement and at such other times as Unilife shall request. Unilife shall at all times be named as an additional insured. Unilife is to be notified by the carrier at least sixty (60) days in advance if this insurance is amended, cancelled/terminated before the end of the aforesaid Insurance Period.

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
Seller represents and warrants that all installation and other service work by Seller shall be performed in a workmanlike manner using qualified and trained personnel. Seller shall at all times be responsible for its personnel while on Unilife’s premises, and shall ensure that such personnel follow Unilife’s guidelines and instructions. Seller shall defend, hold harmless and indemnify Unilife and its officers and directors from and against any claims of wrongful death, bodily injury or property damage in connection with or arising out of the negligence or willful misconduct of its personnel while on Unilife’s premises, as well as for all claims by third parties for death, physical injury or property damage caused by the negligence or willful misconduct of Seller generally, and such indemnification shall not be subject to any monetary limitations set forth herein.
10.0	PRICE, AND TAXES. Seller shall furnish the goods and services called for by this order in accordance with the prices and delivery dates stated on the face of this order. The equipment being ordered will be used in Production and is tax exempt. Unilife will, at Seller’s request, provide the appropriate Sale Tax Exemption form.

11.0	TOOLS. Unless otherwise specified, all necessary material or tools including dies, gauges, jigs or fixtures required to execute this order are to be supplied by Seller. If Unilife agrees to pay for or furnish any material or tools, dies, gauges, jigs or fixtures in connection with this order, said items shall be and remain Unilife’s property, and shall be used exclusively for Unilife unless Unilife directs otherwise in writing. Seller will account for said items and keep them fully covered by insurance at all times without expense to Unilife. It is understood and agreed that said items may be removed by Unilife at any time and shall not otherwise be disposed of by Seller without written permission from Unilife. Seller will maintain said tools and similar equipment in good working condition and will return them to Unilife on request or termination of the work for which they were furnished.

12.0	CHANGES. Unilife reserves the right at any time prior to shipment to make changes to: (i) the methods of shipment or packing, or (ii) the place of delivery. If any such change causes an increase or decrease in the cost of or the time required for performance of this purchase order, an equitable adjustment shall be made in the contract price or delivery schedule, or both. Any claim by Seller for adjustment under this clause shall be deemed waived unless asserted in writing within ten (10) business days from receipt by Seller of the change.

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
13.0	CANCELLATION AND REMEDIES. Unilife may cancel this order in whole or in part if: (i) Seller fails to make deliveries as provided herein; (ii) Seller breaches any other material term or condition herein; (iii) any material representation by Seller proves to have been false when made; or (iv) Seller is insolvent, a petition is filed for reorganization of Seller or for its adjudication as a bankrupt, Seller makes an assignment for benefit of creditors, and receiver or trustee is appointed for any of Seller’s assets or any other type of insolvency proceeding or formal or informal proceeding for the dissolution, liquidation, or winding up of affairs of Seller, is commenced. In the event of any breaches as described in (i-iv) above, Unilife shall have the right, in addition to its other rights: (i) to refuse to accept delivery of goods, at Unilife’s option, either recover all payments made therefor and expenses incident thereto or, at Seller’s expense, to receive replacement therefor, except that the rights set forth in this provision (i) shall not be available upon cancellation by Unilife because of the occurrence, alone, of any of the events set forth in (iv) above; (ii) to recover any advance payments to Seller for undelivered equipment; and (iv) to purchase elsewhere and charge Seller with any loss incurred as a result thereof. Upon cancellation as aforesaid, Unilife shall not have any liability to Seller, and Unilife and Seller will mutually agree upon payment of Seller’s actual costs for undelivered goods, in which event, such goods, whether in process or finished, and raw materials therefor, shall become Unilife’s property and shall be delivered to Unilife as herein provided. In no event shall Unilife be obligated to pay to Seller an amount greater than the price herein for said delivered and undelivered equipment in total.

14.0	LIQUIDATED DAMAGES: Unilife has eliminated all other bidders from consideration and placed this order in good faith based on the proposal provided by the Seller and discussion that all key elements (Price, Delivery and Equipment output) were achievable.
14.1	Pricing. This order is a (fixed Price- not to exceed) and increase to the Purchase order price will only occur if all items in section 1.0 are completed.
14.1.1	Delivery. The purchase price for Equipment that is not shipped due to or caused solely by seller or its contractors within ([***] business days) of the delivery date will be reduced by [***] of the total order and the percentage will increase by [***] for each additional [***]([***]) business days until either the equipment is shipped, provided that the total reduction may not exceed [***]([***]).

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
14.1.2	Equipment output. Unilife will not release for shipment equipment that does not pass the Design Qualification (DQ) testing at the Sellers site. If Seller determines that they cannot meet the specifications Unilife may consider releasing equipment if the Seller makes appropriate price adjustments. Delivery and Equipment output pricing adjustments may occur in tandum.

14.1.3	Any late delivery price adjustments imposed by Unilife shall be deemed to be liquidated damages and not imposed as a penalty. These charges are in addition to any other rights and remedies Unilife may have under other sections of this Agreement or applicable law.
15.0	ASSIGNMENT AND SUBCONTRACTING. Seller agrees not to subcontract for any complete or substantially complete materials and/or supplies called for by this order without the prior written consent of Unilife, unless the purchase is from an acknowledged industry leader (Example: Feeder Bowls) Seller may not assign this order or any rights under this order without the written consent of Unilife, and no purported assignment by Seller shall be binding on Unilife without such consent. No consent shall be deemed to relieve Seller of its obligations to comply fully with the requirements of this order.

16.0	COMPLIANCE WITH LAWS. In performance of this order, Seller shall comply with all applicable Federal, state and local laws, rules, codes and regulations for violation of which Unilife may be liable including particularly the requirements of the Fair Labor Standards Act of 1938, as amended, and any requirements for packaging, labeling, crating and registering for transportation. Seller agrees to indemnify Unilife, its customers and agents for any loss, damage or award sustained because of Seller’s noncompliance with this paragraph.

17.0	EQUAL OPPORTUNITY. (The following clause is applicable unless this order is exempt under the rules and regulations of the Secretary of Labor.) During the performance of this order, the Seller agrees as follows: (i) The Seller will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. The Seller will take affirmative action to ensure that applicants are employed and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. Such action shall include but not be limited to the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other form of compensation; and selection for training, including apprenticeship. The Seller agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the Unilife of the cognizant Government Agency Contracting Officer setting forth the provisions of this nondiscrimination clause; (ii) the Seller will not discriminate against any employee or applicant for employment because of physical or mental

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
handicap in regard to any position for which the employee or applicant for employment is qualified. The Seller agrees to take affirmative action to employ, advance in employment and otherwise treat qualified handicapped individuals without discrimination based upon their physical or mental handicap in all employment practices such as the following: employment upgrading, demotion or transfer, recruitment, advertising, layoff or termination; rates of pay or other forms of compensation, and selection for training, including apprenticeship; (iii) the Seller agrees to comply with the rules, regulations, and relevant orders the Secretary of Labor issued pursuant to applicable laws; (iv) the Seller will not discriminate against any employee or applicant for employment because he or she is a disabled veteran or veteran of the Vietnam era in regard to any position for which the employee or applicant for employment is qualified. The Seller agrees to take affirmative action to employ, advance in employment and otherwise treat qualified disabled veterans and veterans of the Vietnam era without discrimination based upon their disability or veterans status in all employment practices such as the following: employment upgrading, demotion or transfer, recruitment, advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training, including apprenticeship.

18.0	EXCUSABLE DELAYS. Neither of the parties shall be held responsible for any delay or failure in performance hereunder caused by fire, embargoes, acts of the government in either its sovereign or contractual capacity, civil or military authorities, acts of God or by the public enemy, or other causes beyond their control and without their fault or negligence, provided, that Seller furnish written notice to Unilife within Ten (10) business days of the time Seller first receives knowledge of the occurrence of any such cause which will or may delay Seller’s performance.

19.0	MISCELLANEOUS. Whenever Seller shall have in its possession any property of Unilife, Seller shall be deemed an insurer thereof and responsible for its safe return to Unilife.

Whenever Unilife has the right to demand of Seller adequate assurance of due performance, Unilife shall be the sole judge of the adequacy of assurance given by Seller. No delay or omission by Unilife in exercising any right or remedy hereunder shall be a waiver thereof of any other right or remedy. No single or partial waiver by Unilife thereof shall preclude any other or further exercise of any other right or remedy. All rights and remedies of Unilife hereunder are cumulative.

No course of prior dealings between Unilife and Seller and no usage of the trade shall be relevant to supplement or explain this Agreement.

This order and any agreement resulting herefrom cannot be modified or amended without the written consent of Unilife and Seller.

Exhibit 10.20
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
20.0	DISPUTES. The construction, interpretation and performance hereof and all transactions hereunder shall be governed by the domestic law of the Commonwealth of Pennsylvania. Seller hereby consents that all legal proceedings relating to the subject matter of this Agreement shall be maintained in the appropriate state or federal courts located within the city of Harrisburg, Pennsylvania, and consent that jurisdiction and venue for such proceedings shall be exclusively with such courts

21.0	CHANGE NOTIFICATION. Seller agrees that no deviations or changes in product, process, equipment, tooling or manufacturing locations will be made without prior written consent from Unilife.